SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       September 15, 1999
                                                 ------------------------------


                         FIRSTCITY FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                       1-7614                  76-0243729
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


6400 Imperial Drive, Waco, TX                                         76712
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)


Registrant's telephone number, including area code         (254) 751-1750
                                                    ---------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.    OTHER EVENTS

- Press Release of September 15, 1999 (attached as exhibit 99.1). On September 15, 1999, the registrant issued a press release announcing it had reached an agreement with its lenders under its working line of credit waiving existing and future defaults by its conventional mortgage subsidiaries.



ITEM 7.    EXHIBITS


       Exhibit number          Description

           99.1                Press Release of  September 15, 1999.

                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FIRSTCITY FINANCIAL CORPORATION

                                     By: /s/ Gary H. Miller
                                         --------------------------------------
                                         Name: Gary H. Miller
                                         Title: Senior Vice President and
                                                Chief Financial Officer

Date:  September 22, 1999

                                  EXHIBIT INDEX


       Exhibit number          Description
       --------------          -----------

           99.1                Press Release of September15, 1999